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NUMBER                                               SHARES
KC
                           FPA PARAMOUNT FUND, INC.


INCORPORATED UNDER THE LAWS                        SEE REVERSE FOR
 OF THE STATE OF MARYLAND                        CERTAIN DEFINITIONS



THIS CERTIFIES THAT                            is the owner of

                                SPECIMEN



                                               CUSIP 302546 10 6

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.25 PAR VALUE, OF

                           FPA PARAMOUNT FUND, INC.

                            CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
             /s/ Sherry Sasaki               /s/ William M. Sams
                 SECRETARY                       PRESIDENT

FPA PARAMOUNT FUND, INC. MARYLAND

CORPORATE SEAL 1985

COUNTERSIGNED
STATE STREET BANK AND TRUST COMPANY
(BOSTON, MASSACHUSETTS)
                 TRANSFER AGENT

BY

                 AUTHORIZED OFFICER


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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- ___________ Custodian _____________
TEN ENT -- as tenants by the entireties                                           (Cust)          (Minor)
JT TEN  -- as joint tenants with right of                                         under Uniform Gifts to Minors
           survivorship and not as tenants                                        Act________________________________
           in common                                                                         (State)

                                                             UNIF TRF MIN ACT  -- _______ Custodian (until age)_______
                                                                                  (Cust)
                                                                                  ____________ under Uniform Transfers
                                                                                     (Minor)
                                                                                  to Minors Act ______________________
                                                                                                      (State)

                              Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

______________________________________________________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________________________________________________


______________________________________________________________________________________________________________________


_______________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________________

                                        X ____________________________________________________________________________

                                        X ____________________________________________________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT  MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,  WITHOUT
                                          ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


By _____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15

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